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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2026

FATPIPE, INC.

(Exact name of registrant as specified in its charter)

Utah	001-42546	27-1113325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

392 East Winchester Street, Fifth Floor, Salt Lake City, UT	84107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (844) 203-6092

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873 (07-24)	Potential persons who are to respond to the collection of information contained in this Form are not required to respond unless the Form displays a currently valid OMB control number.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	FATN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 1, 2026, FatPipe, Inc. (the “Company”) entered into two Business Loan Agreements with KeyBank National Association (“KeyBank”). The first, dated as of October 1, 2026, provides for a secured revolving line of credit of up to $1.5 million (the “Revolving Facility”). The second, dated as of September 30, 2026, provides for a secured term loan in the principal amount of $4.5 million (the “Term Loan” and, together with the Revolving Facility, the “Credit Facilities”). The Credit Facilities are evidenced by separate promissory notes and related security documents and guaranties (collectively, the “Loan Documents”).

The Company obtained the Term Loan to refinance its existing Small Business Administration loan with Fortis Bank and reduce its borrowing costs. On October 1, 2026, approximately $4.47 million of the Term Loan proceeds were used to repay in full the outstanding balance of the Fortis Bank loan. The Fortis Bank loan bore interest at the Prime Rate plus 1.00%, while borrowings under both Credit Facilities bear interest at the Adjusted Daily SOFR Index, as defined in the applicable promissory note, plus 3.00%. Based on the applicable benchmark rates at the time of refinancing, the Company expects an approximately 110 basis point reduction in its annual borrowing rate. Actual interest savings will depend on changes in benchmark rates and outstanding principal balances. The Revolving Facility is available for working capital, subject to the terms and conditions of the Loan Documents.

The Term Loan matures on October 1, 2029 and requires 35 monthly principal payments of $75,000, beginning November 1, 2026, together with monthly payments of accrued interest. All remaining principal and accrued unpaid interest are due at maturity. The Revolving Facility matures on September 30, 2027 and requires monthly payments of accrued interest beginning November 1, 2026, with all outstanding principal and accrued unpaid interest due at maturity. The Company may prepay either Credit Facility without penalty, subject to the nonrefundability of loan fees and prepaid finance charges. The origination fees for the Term Loan and Revolving Facility are $22,500 and $7,500, respectively.

The Credit Facilities are guaranteed by the Company’s wholly owned subsidiary, FatPipe Technologies, Inc., and are secured by security interests in substantially all personal property assets of the Company and FatPipe Technologies, Inc., including intellectual property, subject to the terms of the Loan Documents.

The Loan Documents contain affirmative and negative covenants, including financial reporting requirements and restrictions on additional indebtedness, liens, acquisitions, investments, asset dispositions, dividends and share repurchases. Each Business Loan Agreement requires a ratio of Total Funded Debt to EBITDA of no greater than 2.50 to 1.00 and a Fixed Charge Coverage Ratio of 1.20 to 1.00, in each case as defined in the applicable agreement and tested quarterly. The Loan Documents also contain events of default that, subject to applicable cure provisions, permit KeyBank to terminate further advances and accelerate outstanding obligations. The promissory notes provide for an additional 3.00 percentage points of interest upon default, subject to applicable law.

The foregoing description of the Loan Documents does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Documents filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

On October 1, 2026, the Company used approximately $4.47 million of the proceeds of the Term Loan to repay in full all outstanding obligations under its Small Business Administration loan with Fortis Bank, which bore interest at the Prime Rate plus 1.00%. Upon such repayment, the Fortis Bank loan was terminated. The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

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Item 7.01. Regulation FD Disclosure.

On October 7, 2026, the Company issued a press release announcing the refinancing and the establishment of the Revolving Facility. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the expected reduction in the Company’s borrowing costs, anticipated interest savings, future benchmark interest rates, the availability of borrowings under the Revolving Facility, and the Company’s ability to comply with the covenants in the Loan Documents. These statements are based on management’s current expectations and are subject to risks, uncertainties and assumptions, including changes in the Secured Overnight Financing Rate and other benchmark rates, the Company’s future financial performance and borrowing needs, and the other risks described in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Actual results may differ materially from those expressed or implied by such statements. Forward-looking statements speak only as of the date of this report, and the Company undertakes no obligation to update or revise them except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Business Loan Agreements, Promissory Notes, Commercial Security Agreements and related addenda, Agreements to Provide Insurance, and Commercial Guaranties relating to the $4.5 million term loan and $1.5 million revolving line of credit with KeyBank National Association, dated as of September 30, 2026 (term loan) and October 1, 2026 (revolving line of credit).*
99.1	Press release dated October 7, 2026 (furnished herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain identifying information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FatPipe, Inc.
(Registrant)

Date October 7, 2026

/s/ Kanishka Ragula
(Signature)*
	Name:	Kanishka Ragula
	Title:	Chief Financial Officer (Principal Accounting Officer)

*Print name and title of the signing officer under his signature.

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